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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported)    October 23, 2001


                           ANGSTROM TECHNOLOGIES, INC.

    State                  Commission File No.            I.R.S. Employer ID No.
---------------            -------------------            ----------------------
   Delaware                0-12646                        31-1065350

1895 Airport Exchange Boulevard, Erlanger, Kentucky 41018
(859) 282-0020

Item 5.    OTHER EVENTS

     On October 23, 2001 the Board of Directors of Angstrom Technologies, Inc. voted to appoint Tony Petrucci as Corporate Vice President of Angstrom Technologies, Inc.

     On October 23, 2001, the Board of Directors of Angstrom Technologies, Inc. voted to approve the nomination of Ken Koock as Chairman of the Board of Directors.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

 Date: October 26, 2001              ANGSTROM TECHNOLOGIES, INC.

                                     By: /s/ Louis Liang
                                        ----------------------------------------
                                        Louis Liang, Interim President and Chief
                                        Executive Officer